Bank Premises and Equipment	12 Months Ended
Dec. 31, 2025
Bank Premises and Equipment [Abstract]
Bank Premises and Equipment
(5)	Bank Premises and Equipment

A summary of premises and equipment at December 31, 2025 and 2024 follows:

(dollars in thousands)
	2025	2024
Land	$2,856	$2,651
Buildings	43,454	37,103
Furniture, fixtures and equipment	56,547	64,059
Leasehold improvements	36,865	36,448
Total bank premises and equipment	139,722	140,261
Accumulated depreciation and amortization	(99,015)	(106,479)
Total	$40,707	$33,782

Depreciation and amortization expense was approximately $4.8 million, $4.5 million, and $4.1 million for the years 2025, 2024, and 2023, respectively.  Occupancy expense of the Bank’s premises included rental expense of $8.0 million in 2025, 8.4 million in 2024, and 8.2 million in 2023.